United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 11, 2013

STEC, Inc.

(Exact name of registrant as specified in its charter)

California	000-31623	33-0399154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Daimler Street Santa Ana, California		92705-5812
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 476-1180

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 11, 2013, the board of directors (the “Board”) of sTec, Inc. (the “Company”) approved June 25, 2013 as the date for the Company’s 2013 annual meeting of shareholders (the “2013 Annual Meeting”). The Board also approved May 13, 2013 as the record date for the 2013 Annual Meeting.

Because the date of the 2013 Annual Meeting will be more than 30 days after the anniversary of the Company’s 2012 annual meeting of shareholders, the Company has set a new deadline for the receipt of shareholder proposals submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. In order for a shareholder proposal under Rule 14a-8 to be timely, it must be received by the Corporate Secretary of the Company at the address set forth below by the close of business on April 29, 2013.

Under the Company’s amended and restated bylaws (the “Bylaws”), timely notice of shareholder proposals outside of the processes of Rule 14a-8 and director nominations must have been submitted to the Company no later than February 16, 2013. Any such notice must be in proper written form and provide certain information specified in the Bylaws.

The address of the Company’s Corporate Secretary is: sTec, Inc., 3001 Daimler Street, Santa Ana, California 92705-5812, Attention: Corporate Secretary.

Additional Information

The Company will prepare and file a proxy statement in connection with the 2013 Annual Meeting. When completed, a proxy statement and a form of proxy will be mailed to the Company’s shareholders. The Company’s shareholders are urged to read the proxy statement when available because it will contain important information. Once filed with the Securities and Exchange Commission (“SEC”), a copy of the proxy statement and other relevant documents will be available on the SEC’s website at http://www.sec.gov and a copy may be obtained without charge upon request (by mail or telephone) to sTec, Inc., Attn: Corporate Secretary, 3001 Daimler Street, Santa Ana, California 92705-5812, telephone: (949) 476-1180, or from the “Investor Relations” section of the Company’s website, www.stec-inc.com.

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the election of directors at the 2013 Annual Meeting. Information regarding the Company’s directors and executive officers, including their ownership of the Company’s common stock, can be found in the Company’s 2012 Annual Meeting proxy statement filed with the SEC on April 3, 2012. Shareholders will be able to obtain additional information regarding the Company’s directors and executive officers, including their interests, by reading the Company’s 2013 Annual Meeting proxy statement and other relevant documents, when filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

sTec, Inc.

	By:	/s/ Robert M. Saman
Date: April 12, 2013		Robert M. Saman
Chief Legal Officer, General Counsel and Secretary